(ICON)

Prudential
Emerging
Growth
Fund, Inc.

ANNUAL
REPORT
Oct. 31, 1999

(LOGO)

A Message from the Fund's President        December 15, 1999
(PHOTO)

Dear Shareholder,
Prudential Emerging Growth Fund had an excellent fiscal year ended October 31, 1999, with its A shares returning 63.65%.
As the period began, stock markets were recovering from the 1998 financial crisis. Although concerns about rising interest rates held stock prices down during much of 1999, investors, nonetheless, strongly favored technology growth stocks.

The bar was raised for Prudential Emerging Growth Fund by Lipper Inc.'s revision of its categories for mutual funds in September 1999. Funds now are compared with competitors that hold similar stocks--instead of classifying funds by their objectives, they are grouped by their actual holdings in terms of company size (small, mid-, or large cap) and investment style (value, growth, or core). In our reporting period, the Lipper Mid-Cap Growth Fund Average (Emerging
Growth's classification) reached 58.10%, outperforming all other categories by about 15 percentage points or more.
But Emerging Growth Fund's A shares were five-and-a-half percentage points above even that extraordinary benchmark.

This excellent performance was primarily the result of the Fund's strong focus on technology--45% of its net assets at period end--and of its stock selection within the sector. Safeguard Scientifics (a venture capital firm) and RealNetworks (the leader in delivering media over the Internet) made substantial contributions to the Fund's return. The average return on the Fund's Electronics and Internet-related holdings was high. Its media firms also have been benefiting from the surge in Internet-related advertising.

Both the Fund's strong performance relative to its benchmark and the high average return on mid-cap growth stocks helped this period's return. In any time period, one market sector or investment style may outperform the others substantially, only to return later to average returns by historical standards or to trail another sector that had underperformed previously. Given this, we advise shareholders to hold a diversified portfolio of funds to dilute such swings, providing a steadier performance over time.

Yours sincerely,

John R. Strangfeld
President
Prudential Emerging Growth Fund, Inc.

Performance Review

(PHOTO)

Susan Hirsch
Fund Manager

Investment Goals and Style
Prudential Emerging Growth Fund provides an opportunity for long-term capital appreciation by investing in stocks of small and medium-sized U.S. companies with the potential for above-average growth. Stocks of small and medium-sized companies--those with market capitalization (the price of all outstanding stock) between $500 million and an upper limit of 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index--currently
$8 billion--may offer greater growth potential than those of larger companies, but may also fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

High sector averages can conceal huge disparities
In the 12 months ended October 31, 1999 (and even after our reporting period ended), investors strongly preferred mid-cap technology, Internet, and media stocks. We were well positioned to benefit from the gains in these sectors.
That meant not only emphasizing them, but diversifying the risk within them and selecting the right stocks.

Even in the market-leading sectors, there were many stocks with negative returns. Competition among young businesses is tough, and investors are as quick to sell as to buy. We spread our commitments to reduce our vulnerability to any one company. Typically, we own about 90 different stocks at any one time (although we had 130 at period end), but we trade many of them aggressively. We keep an eye on our stocks; a fall in price can be a signal to sell or an opportunity to buy. Similarly, a rapid gain can mean a stock is "getting ahead of itself" (rising too much faster than potential earnings). We rarely let our enthusiasm carry us into a large single commitment. On October 31, 1999, our largest holding was less than 2% of net assets.
Overall, we had a very strong return.

Electronics
Electronics companies that make semiconductors and other computer components made the largest sector contribution to our return by far. We were early to recognize the efficiencies of outsourced computer chip manufacturing. Some companies specialize in expensive production capacity, while others focus on technical designs. If a chip design wins market share, the production can be outsourced without the huge up-front investment. During the reporting period, we took some of our profits on Jabil Circuit, while Solectron is still among our larger holdings. Both considerably more than doubled over the 12-month period.

Venture capital
We took our profits on CMGI, the Internet venture capital firm. We added Internet Capital Group, a less well-known company whose stock had risen 870% by period end.
It made a substantial contribution to our return.

Sector Composition
Expressed as a percentage of net assets
as of 10/31/99

Technology         45.0%
Consumer Growth    30.2
Utility             8.5
Industrial          3.9
Consumer Cyclical   3.2
Finance             3.1
Energy              2.0
Cash & Equivalents  4.1

Internet Capital focuses on business-to-business electronic commerce, an area we believe has great potential. It tries to achieve synergies among the companies in which it invests. We had a larger position and a very substantial gain in Safeguard Scientifics, our fourth largest holding at period end (see table of largest holdings).

Media
The Fund's holdings in AT&T- Liberty Media (its largest holding at period end), TV Guide, and USA Networks all more than doubled in value. Media companies are benefiting from a surge in advertising for Internet-related businesses. It appears paradoxical, but the companies showing the first large profits from the Internet are other media. However, the largest single contribution to our return came from RealNetworks, the leader in delivering media content on the Internet. Unlike most Internet companies, it expects to report positive earnings in 1999.

Performance at a Glance
Cumulative Total Returns1                         As of 10/31/99
                                    One         Since
                                    Year      Inception2
Class A                             63.65%      100.21%
Class B                             62.39        95.71
Class C                             62.39        95.71
Class Z                             63.97       101.44
Lipper Mid-Cap Growth Fund Avg.3    58.10        70.41


Average Annual Total Returns1                 As of 9/30/99
                                     One         Since
                                     Year      Inception2
Class A                             55.53%       22.78%
Class B                             57.52        23.36
Class C                             59.90        23.66
Class Z                             64.13        25.38

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.
Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 12/31/96.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Mid-Cap Growth Fund category. The Lipper average is unmanaged. Mid-Cap Growth funds invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index. Mid-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.
These funds will normally have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure compared to the U.S. diversified mid-cap funds universe average.

"Standard & Poor's(R)" and "S&P(R)" are registered trademarks of The McGraw-Hill Companies, Inc.

Review Cont'd.

Looking Ahead
New products, expanding markets, and improved global demand can drive even more earnings growth in technology. Businesses have begun to focus on how they can use the Internet to improve their own operations. Logistics, sales, and payment practices are migrating to the Internet. The productivity improvements help the global economy, and new business opportunities are constantly cropping up. We think this is an exciting time for growth companies.

That said, investors showed relatively little interest in anything else over the past 12 months. The huge performance gap between technology stocks and others has shifted the relative values considerably. While we will maintain a strong representation of technology companies, we are selectively adding consumer cyclical and financial firms such as the mortgage insurers PMI Group and Radian Group. They were hurt by consumer refinancing last year, but remain sound.

Five Largest Holdings            Expressed as a percentage of
                                 net assets as of 10/31/99

Security/Industry                Comments
% of Net Assets

AT&T Corp.-Liberty Media
Telecommunications
1.9% Global entertainment brands, such as Discovery Channel and QVC, and other Internet and telecommunications services. A long-term holding because of its strong franchise, it doubled in our reporting period.

Checkfree Holdings Corp.
Computer Software & Svcs.
1.9% Services that enable electronic and Internet-based transactions, a business-to-business Internet service.
                                 In November, announced agreement to
                                 provide payment infrastructure for
                                 Intuit's new services. Rose 138% over
                                 our reporting period.

Network Solutions, Inc.
Computer Software & Svcs.
1.7% Internet domain name registration and network consulting. Stock dropped 60% after it lost its monopoly on name registration in April. We bought near bottom. Subsequently regained partial monopoly and is introducing premium-priced services, such as name changes in two days. Sharp gains after period end.

Safeguard Scientifics, Inc.
Computer Software & Svcs.
1.7% A publicly owned venture capital firm specializing in electronic commerce. Gives shareholders rights to buy stock of companies it takes public. Excellent track record. Stock tripled over our fiscal year.

Powertel, Inc.
Telecommunications Svcs.
1.6% Cellular telephone service in the southeastern United States. Expected to benefit from industry consolidation and from new personal communications services (PCS), such as wireless e-mail reception.

Portfolio of Investments as
of October 31, 1999             PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.7%
COMMON STOCKS
------------------------------------------------------------
Advertising--2.3%
  55,000     TMP Worldwide, Inc.(a)                $  3,434,062
  80,700     Young & Rubicam, Inc.                    3,692,025
                                                   ------------
                                                      7,126,087
------------------------------------------------------------
Apparel--0.2%
  26,500     Tommy Hilfiger Corp.(a)                    748,625
------------------------------------------------------------
Broadcasting--5.7%
  37,100     Gemstar International Group Ltd.(a)      3,223,062
  33,700     Pegasus Communications Corp.(a)          1,491,225
  57,700     Sinclair Broadcast Group, Inc.(a)          577,000
  51,100     Spanish Broadcasting Systems,
                Inc.(a)                               1,360,538
  70,600     TV Guide, Inc.(a)                        3,715,325
  39,900     Univision Communications, Inc.(a)        3,393,994
  92,200     USA Networks, Inc.(a)                    4,154,762
                                                   ------------
                                                     17,915,906
------------------------------------------------------------
Cable & Pay Television Systems--4.9%
  59,800     Adelphia Communications Corp.(a)         3,266,575
  64,300     Cablevision Systems Corp.(a)             4,344,269
  54,800     EchoStar Communications Corp.
                (Class A)(a)                          3,390,750
  50,200     UnitedGlobalCom, Inc. (Class A)(a)       4,367,400
                                                   ------------
                                                     15,368,994
------------------------------------------------------------
Commercial Services--1.2%
  15,700     Lason Holdings, Inc.(a)                    583,353
  76,900     Profit Recovery Group Int'l.,
                Inc.(a)                               3,167,319
                                                   ------------
                                                      3,750,672
------------------------------------------------------------
Computer Software & Services--24.5%
   6,100     Akamai Technologies, Inc.(a)               885,644
  17,600     Apple Computer, Inc.(a)                  1,410,200
  16,800     AppNet, Inc.(a)                            731,850
  68,800     At Home Corp.(a)                      $  2,571,400
   6,500     Breakaway Solutions, Inc.(a)               345,719
  26,300     C-NET, Inc.(a)                           1,241,031
 153,300     CBT Group PLC (Ireland) (ADR)(a)         3,161,812
 156,900     Checkfree Holdings Corp.(a)              5,864,137
  23,400     Citrix Systems, Inc.(a)                  1,500,525
   4,000     Data Return Corp.(a)                        60,250
  65,000     Digital River, Inc.(a)                   1,474,688
  46,126     DST Systems, Inc.(a)                     2,937,650
  33,300     Electronic Arts, Inc.(a)                 2,691,056
  13,400     Inktomi Corp.(a)                         1,359,263
  39,910     Internet Capital Group, Inc.(a)          4,644,526
  21,100     Intertrust Technologies Corp.(a)         1,149,950
 119,300     Intuit, Inc.(a)                          3,474,612
   4,100     JNI Corp.(a)                               219,094
  39,700     Media Metrix, Inc.(a)                    1,860,938
  20,000     MicroStrategy, Inc.(a)                   1,932,500
  45,000     Network Solutions, Inc.(a)               5,332,500
 141,000     Novell, Inc.(a)                          2,828,812
  81,600     Parametric Technology Corp.(a)           1,555,500
   9,700     Phone.com, Inc.(a)                       1,993,350
   9,300     Proxicom, Inc.(a)                          713,775
  68,300     Rational Software Corp.(a)               2,919,825
  20,500     RealNetworks, Inc.(a)                    2,248,594
  86,800     RSA Security, Inc.(a)                    3,081,400
  62,700     Safeguard Scientifics, Inc.(a)           5,274,637
  40,100     SanDisk Corp.(a)                         2,431,063
 166,100     SunGard Data Systems, Inc.(a)            4,059,069
  88,900     Technology Solutions Co.(a)              1,822,450
  76,600     Whittman-Hart, Inc.(a)                   2,944,312
                                                   ------------
                                                     76,722,132
------------------------------------------------------------
Data Processing & Reproduction--1.5%
  98,500     CSG Systems International, Inc.(a)       3,379,781
 169,000     Informix Corp.(a)                        1,288,625
                                                   ------------
                                                      4,668,406

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of October 31, 1999               PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Diversified Industries--1.3%
  35,000     Kulicke & Soffa Industries, Inc.(a)   $  1,030,313
  51,100     Waters Corp.(a)                          2,714,687
  29,700     WESCO International, Inc.(a)               233,888
                                                   ------------
                                                      3,978,888
------------------------------------------------------------
Electronics--18.5%
  50,100     Altera Corp.(a)                          2,436,113
  62,200     Analog Devices, Inc.(a)                  3,304,375
   4,800     Chartered Semiconductor
                Manufacturing, Ltd. (Singapore)
                (ADR)(a)                                159,300
 118,700     Cognex Corp.(a)                          3,553,581
  47,700     Conexant Systems, Inc.(a)                4,453,987
  39,000     Dallas Semiconductor Corp.               2,296,125
  62,800     Electroglas, Inc.(a)                     1,732,888
  20,000     Etec Systems, Inc.(a)                      763,750
  17,300     Jabil Circuit, Inc.(a)                     903,925
  43,600     KLA Tencor Corp.(a)                      3,452,575
  92,200     Lattice Semiconductor Corp.(a)           3,261,575
  45,000     Lexmark International Group,
                Inc.(a)                               3,512,813
  51,900     LSI Logic Corp.(a)                       2,760,431
  51,400     Maxim Integrated Products, Inc.(a)       4,057,387
  63,900     Micrel, Inc.(a)                          3,474,563
  25,500     National Semiconductor Corp.(a)            763,406
  24,900     SDL, Inc.(a)                             3,070,481
  60,500     Solectron Corp.(a)                       4,552,625
  57,700     Symbol Technologies, Inc.                2,293,575
  91,000     Teradyne, Inc.(a)                        3,503,500
  39,531     Texas Instruments, Inc.                  3,547,908
                                                   ------------
                                                     57,854,883
------------------------------------------------------------
Entertainment--2.2%
  65,400     Imax Corp.(a)                            1,357,050
  71,800     Preview Travel, Inc.(a)                  2,189,900
  61,100     Royal Caribbean Cruises Ltd.             3,242,119
                                                   ------------
                                                      6,789,069
------------------------------------------------------------
Financial Services--3.3%
  21,300     Hooper Holmes, Inc.                        572,438
  89,800     Knight/Trimark Group, Inc. (Class
                A)(a)                                 2,340,413
  38,400     Metris Companies, Inc.                   1,322,400
  62,500     Radian Group, Inc.                    $  3,300,781
  54,500     The PMI Group, Inc.                      2,827,187
                                                   ------------
                                                     10,363,219
------------------------------------------------------------
Manufacturing--0.9%
  79,200     Hasbro, Inc.                             1,633,500
  65,100     WestPoint Stevens, Inc.(a)               1,232,831
                                                   ------------
                                                      2,866,331
------------------------------------------------------------
Medical Products & Services--4.0%
  36,500     Forest Laboratories, Inc.(a)             1,674,437
  41,000     Human Genome Sciences, Inc.(a)           3,582,375
  27,193     Johnson & Johnson                        2,848,467
  23,362     Medical Manager Corp.(a)                 1,171,020
  13,000     MedImmune, Inc.(a)                       1,456,000
  40,000     QLT PhotoTherapeutics, Inc.(a)           1,695,000
                                                   ------------
                                                     12,427,299
------------------------------------------------------------
Medical Technology--1.0%
  48,300     PE Corp.-PE Biosystems Group             3,133,463
------------------------------------------------------------
Oil & Gas Equipment--0.9%
  39,400     Cooper Cameron Corp.(a)                  1,524,287
  93,000     R & B Falcon Corp.(a)                    1,156,688
                                                   ------------
                                                      2,680,975
------------------------------------------------------------
Oil & Gas Services--1.8%
  36,500     Apache Corp.                             1,423,500
  38,000     Devon Energy Corp.                       1,477,250
  68,100     Montana Power Co.                        1,936,594
  18,900     Smith International, Inc.(a)               653,231
                                                   ------------
                                                      5,490,575
------------------------------------------------------------
Pharmaceuticals--2.1%
   9,600     Express Scripts, Inc. (Class A)(a)         471,600
 105,200     Schein Pharmaceuticals, Inc.(a)            894,200
  44,800     Teva Pharmaceutical Industries Ltd.
                (Israel) (ADR)                        2,167,200
  93,800     Watson Pharmaceuticals, Inc.(a)          2,978,150
                                                   ------------
                                                      6,511,150

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of October 31, 1999               PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Radio & Television--1.7%
  48,300     Emmis Communications Corp.
                (Class A)(a)                       $  3,483,638
  79,300     Hearst-Argyle Television, Inc.(a)        1,610,781
   8,400     Young Broadcasting, Inc. (Class
                A)(a)                                   389,550
                                                   ------------
                                                      5,483,969
------------------------------------------------------------
Retail--3.6%
  97,000     BJ's Wholesale Club, Inc.(a)             2,988,812
 195,000     Blockbuster, Inc. (Class A)              2,364,375
  65,000     Dollar Tree Stores, Inc.(a)              2,831,563
  27,300     Fastenal Co.                               989,625
  33,300     Great Atlantic & Pacific Tea Co.,
                Inc.                                    951,131
  63,500     Luxottica Group S.p.A. (Italy)(ADR)      1,218,406
                                                   ------------
                                                     11,343,912
------------------------------------------------------------
Telecommunications--13.6%
  67,600     ADC Telecommunications, Inc.(a)          3,223,675
  15,500     AirGate PCS, Inc.(a)                       775,000
 152,500     AT&T Corp. - Liberty Media(a)            6,052,344
  45,900     CIENA Corp.(a)                           1,617,975
  81,900     CommScope, Inc.(a)                       3,265,762
 121,900     Global TeleSystems Group, Inc.(a)        2,917,981
  66,000     Microcell Telecommunications,
                Inc.(a)                               1,254,000
  20,600     Millicom International Cellular
                S.A.(a)                                 695,250
  84,200     Powertel, Inc.(a)                        4,957,275
  84,700     RCN Corp.(a)                             4,055,012
   3,400     Sycamore Networks, Inc.(a)                 731,000
  69,900     Teleglobe, Inc.                          1,655,756
  41,800     Telephone and Data System, Inc.          4,817,450
   8,000     Triton PCS Holdings, Inc. (Class
                A)(a)                                   282,000
  61,700     Tut Systems, Inc.(a)                     2,059,238
  40,300     Viatel, Inc.(a)                          1,345,013
  56,900     Western Wireless Corp. (Class A)(a)      3,008,588
                                                   ------------
                                                     42,713,319
Transportation/Shipping--0.5%
  36,200     Kansas City Southern Industries,
                Inc.                               $  1,717,238
                                                   ------------
             Total common stocks
                (cost $221,445,995)                 299,655,112
                                                   ------------
------------------------------------------------------------
 Units
--------
RIGHTS(a)
   6,240     Safeguard Pacific West Telecomm,
                Inc.                                          0
                                                   ------------
             Total long-term investments
                (cost $221,445,995)                 299,655,112
                                                   ------------
SHORT-TERM INVESTMENTS--7.1%
------------------------------------------------------------
Principal Amount
(000)
REPURCHASE AGREEMENT--7.1%
$ 22,202     Joint Repurchase Agreement Account,
                5.21%, 11/1/99
                (cost $22,202,000; Note 5)           22,202,000
                                                   ------------
------------------------------------------------------------
Total Investments--102.8%
             (cost $243,647,995; Note 4)            321,857,112
             Liabilities in excess of other
                assets--(2.8%)                       (8,700,371)
                                                   ------------
             Net Assets--100%                      $313,156,741
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities        PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1999
Investments, at value (cost $243,647,995).................................................................      $   321,857,112
Receivable for investments sold...........................................................................            4,966,576
Receivable for Fund shares sold...........................................................................            2,209,088
Deferred expenses and other assets........................................................................               56,209
Dividends and interest receivable.........................................................................               40,171
                                                                                                                ----------------
   Total assets...........................................................................................          329,129,156
                                                                                                                ----------------
Liabilities
Bank overdraft............................................................................................              669,696
Payable for investments purchased.........................................................................           13,960,197
Payable for Fund shares reacquired........................................................................              893,319
Distribution fee payable..................................................................................              179,940
Management fee payable....................................................................................              146,303
Accrued expenses..........................................................................................              122,960
                                                                                                                ----------------
   Total liabilities......................................................................................           15,972,415
                                                                                                                ----------------
Net Assets................................................................................................      $   313,156,741
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................      $        16,588
   Paid-in capital in excess of par.......................................................................          208,474,304
                                                                                                                ----------------
                                                                                                                    208,490,892
   Accumulated net realized gain on investments...........................................................           26,456,732
   Net unrealized appreciation on investments.............................................................           78,209,117
                                                                                                                ----------------
Net assets, October 31, 1999..............................................................................      $   313,156,741
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($85,594,675 / 4,466,613 shares of common stock issued and outstanding).............................               $19.16
   Maximum sales charge (5% of offering price)............................................................                1.01
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $20.17
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($184,955,168 / 9,877,955 shares of common stock issued and outstanding)............................               $18.72
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($23,577,708 / 1,259,228 shares of common stock issued and outstanding).............................               $18.72
   Sales charge (1% of offering price)....................................................................                  .19
                                                                                                                ----------------
   Offering price to public...............................................................................               $18.91
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($19,029,190 / 986,959 shares of common stock issued and outstanding)...............................               $19.28
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Loss                           October 31, 1999
Income
   Interest................................     $    566,262
   Dividends (net of foreign withholding
      taxes of $8,751).....................          278,100
                                              ----------------
      Total income.........................          844,362
                                              ----------------
Expenses
   Management fee..........................        1,202,452
   Distribution fee--Class A...............          132,460
   Distribution fee--Class B...............        1,272,492
   Distribution fee--Class C...............          123,798
   Transfer agent's fees and expenses......          325,000
   Reports to shareholders.................          125,000
   Custodian's fees and expenses...........          120,000
   Registration fees.......................           80,000
   Legal fees and expenses.................           30,000
   Amortization of deferred organizational
      costs................................           24,393
   Audit fees and expenses.................           20,000
   Directors' fees and expenses............           18,000
   Miscellaneous...........................            6,911
                                              ----------------
      Total expenses.......................        3,480,506
                                              ----------------
Net investment loss........................       (2,636,144)
                                              ----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
   transactions............................       30,331,339
Net change in unrealized appreciation on
   investments.............................       62,358,936
                                              ----------------
Net gain on investments....................       92,690,275
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $ 90,054,131
                                              ----------------
                                              ----------------

PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended October 31,
in Net Assets                        1999                  1998
Operations
   Net investment loss.......    $ (2,636,144)         $ (1,826,309)
   Net realized gain on
      investments............      30,331,339             3,541,253
   Net change in unrealized
      appreciation
      (depreciation)
      on investments.........      62,358,936              (446,047)
                               ----------------    --------------------
   Net increase in net assets
      resulting from
      operations.............      90,054,131             1,268,897
                               ----------------    --------------------
   Distributions from net
      realized gains (Note 1)
      Class A................        (871,485)             (590,230)
      Class B................      (2,298,027)           (1,495,124)
      Class C................        (187,922)             (125,163)
      Class Z................         (67,704)              (11,569)
                               ----------------    --------------------
                                   (3,425,138)           (2,222,086)
                               ----------------    --------------------
Fund share transactions (net
   of share conversion) (Note
   5)
   Net proceeds from shares
      sold...................     182,256,028            47,455,553
   Net asset value of shares
      issued in reinvestment
      of distributions.......       3,294,708             2,134,825
   Cost of shares
      reacquired.............     (83,825,537)          (46,065,529)
                               ----------------    --------------------
   Net increase in net assets
      from Fund share
      transactions...........     101,725,199             3,524,849
                               ----------------    --------------------
Total increase...............     188,354,192             2,571,660
Net Assets
Beginning of year............     124,802,549           122,230,889
                               ----------------    --------------------
End of year..................    $313,156,741          $124,802,549
                               ----------------    --------------------
                               ----------------    --------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Emerging Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on December 31, 1996.

The Fund's investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day, or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $2,636,144, decrease accumulated net realized gain on investments by $3,294,085 and increase paid-in capital by $657,941 due to the Fund experiencing net operating losses and redemptions utilized as distributions for federal income tax purposes during the fiscal year ended October 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $122,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 1999.

PIMS has advised the Fund that it received approximately $296,200 and $98,000 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 1999, it received approximately $268,600 and $4,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended October 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1999, the Fund incurred fees of approximately $280,000 for the services of PMFS. As of October 31, 1999, approximately $33,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended October 31, 1999, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $35,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999 were $380,240,384 and $293,370,694, respectively.

The cost basis of investments for federal income tax purposes at October 31, 1999 was $245,386,673 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $76,470,439 (gross unrealized appreciation--$83,888,816; gross unrealized depreciation--$7,418,377).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
October 31, 1999, the Fund had a 2.35% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $22,202,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:
Bear, Stearns & Co., Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.

Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.

Morgan (J.P.) Securities, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.

Salomon Smith Barney, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended October 31, 1999:
Shares sold..........................   4,765,399   $ 81,090,986
Shares issued in reinvestment of
  distributions......................      67,007        844,294
Shares reacquired....................  (3,244,391)   (55,188,028)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   1,588,015     26,747,252
Shares issued upon conversion from
  Class B............................     198,946      3,220,362
                                       ----------   ------------
Net increase in shares outstanding...   1,786,961   $ 29,967,614
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1998:
Shares sold..........................   1,456,524   $ 18,249,777
Shares issued in reinvestment of
  distributions......................      50,213        576,443
Shares reacquired....................  (1,662,596)   (20,468,264)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (155,859)    (1,642,044)
Shares issued upon conversion from
  Class B............................      56,954        708,635
                                       ----------   ------------
Net decrease in shares outstanding...     (98,905)  $   (933,409)
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
Year ended October 31, 1999:
Shares sold..........................   4,299,581   $ 70,231,079
Shares issued in reinvestment of
  distributions......................     177,561      2,201,763
Shares reacquired....................  (1,444,215)   (22,492,386)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   3,032,927     49,940,456
Shares reacquired upon conversion
  into
  Class A............................    (202,843)    (3,220,362)
                                       ----------   ------------
Net increase in shares outstanding...   2,830,084   $ 46,720,094
                                       ----------   ------------
                                       ----------   ------------
Year ended through October 31, 1998:
Shares sold..........................   1,908,638   $ 23,615,032
Shares issued in reinvestment of
  distributions......................     125,018      1,425,202
Shares reacquired....................  (1,855,918)   (22,284,596)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................     177,738      2,755,638
Shares reacquired upon conversion
  into
  Class A............................     (57,537)      (708,635)
                                       ----------   ------------
Net increase in shares outstanding...     120,201   $  2,047,003
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Class C                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended October 31, 1999:
Shares sold..........................     861,899   $ 14,471,091
Shares issued in reinvestment of
  distributions......................      14,915        184,941
Shares reacquired....................    (189,985)    (3,042,506)
                                       ----------   ------------
Net increase in shares outstanding...     686,829   $ 11,613,526
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1998:
Shares sold..........................     254,644   $  3,157,537
Shares issued in reinvestment of
  distributions......................      10,741        122,442
Shares reacquired....................    (239,687)    (2,875,061)
                                       ----------   ------------
Net increase in shares outstanding...      25,698   $    404,918
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
Year ended October 31, 1999:
Shares sold..........................     967,643   $ 16,462,871
Shares issued in reinvestment of
  distributions......................       5,036         63,710
Shares reacquired....................    (188,018)    (3,102,616)
                                       ----------   ------------
Net increase in shares outstanding...     784,661   $ 13,423,965
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1998:
Shares sold..........................     190,511   $  2,433,207
Shares issued in reinvestment of
  distributions......................         935         10,738
Shares reacquired....................     (36,134)      (437,608)
                                       ----------   ------------
Net increase in shares outstanding...     155,312   $  2,006,337
                                       ----------   ------------
                                       ----------   ------------

------------------------------------------------------------
Note 7. Distributions

On November 17, 1999 the Board of Directors of the Fund declared the following distributions per share, payable on November 23, 1999 to shareholders of record on November 18, 1999.

                                         Class   Class B   Class
                                         A        and C      Z
                                         -----   -------   -----
Short-Term Capital Gains...............  $1.07    $1.07    $1.07
Long-Term Capital Gains................   .56       .56     .56

--------------------------------------------------------------------------------

Financial Highlights                       PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class A                          Class B
                                                           --------------------------------------------     -----------
                                                                                           December 31,
                                                                                             1996(a)        Year Ended
                                                             Year Ended October 31,          Through        October 31,
                                                           ---------------------------     October 31,      -----------
                                                             1999(d)          1998             1997           1999(d)
                                                           -----------     -----------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $ 12.01         $ 11.92         $  10.00        $   11.83
                                                           -----------     -----------         ------       -----------
Income from investment operations
Net investment loss....................................         (.13)           (.11)            (.08)            (.24)
Net realized and unrealized gain on investment
   transactions........................................         7.61             .41             2.00             7.46
                                                           -----------     -----------         ------       -----------
   Total from investment operations....................         7.48             .30             1.92             7.22
                                                           -----------     -----------         ------       -----------
Less distributions
Distributions from net realized gains..................         (.33)           (.21)              --             (.33)
                                                           -----------     -----------         ------       -----------
Net asset value, end of period.........................      $ 19.16         $ 12.01         $  11.92        $   18.72
                                                           -----------     -----------         ------       -----------
                                                           -----------     -----------         ------       -----------
TOTAL RETURN(c):.......................................        63.65%           2.63%           19.20%           62.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $85,595         $32,183         $ 33,124        $ 184,955
Average net assets (000)...............................      $52,984         $33,831         $ 28,141        $ 127,249
Ratios to average net assets:
   Expenses, including distribution fees...............         1.22%           1.25%            1.46%(b)         1.97%
   Expenses, excluding distribution fees...............          .97%           1.00%            1.21%(b)          .97%
   Net investment loss.................................         (.80)%          (.88)%           (.92)%(b)       (1.55)%
Portfolio turnover rate................................          153%            177%             107%             153%

                                                                         December 31,
                                                                           1996(a)
                                                                           Through
                                                                         October 31,
                                                            1998             1997
                                                         -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 11.85         $  10.00
                                                         -----------         ------
Income from investment operations
Net investment loss....................................       (.20)            (.14)
Net realized and unrealized gain on investment
   transactions........................................        .39             1.99
                                                         -----------         ------
   Total from investment operations....................        .19             1.85
                                                         -----------         ------
Less distributions
Distributions from net realized gains..................       (.21)              --
                                                         -----------         ------
Net asset value, end of period.........................    $ 11.83         $  11.85
                                                         -----------         ------
                                                         -----------         ------
TOTAL RETURN(c):.......................................       1.71%           18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $83,407         $ 82,070
Average net assets (000)...............................    $86,713         $ 67,420
Ratios to average net assets:
   Expenses, including distribution fees...............       2.00%            2.21%(b)
   Expenses, excluding distribution fees...............       1.00%            1.21%(b)
   Net investment loss.................................      (1.63)%          (1.67)%(b)
Portfolio turnover rate................................        177%             107%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights                       PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class C                          Class Z
                                                           --------------------------------------------     -----------
                                                                                           December 31,
                                                                                             1996(a)        Year Ended
                                                             Year Ended October 31,          Through        October 31,
                                                           ---------------------------     October 31,      -----------
                                                             1999(d)          1998             1997           1999(d)
                                                           -----------     -----------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $ 11.83         $ 11.85          $10.00          $ 12.06
                                                           -----------         -----           -----        -----------
Income from investment operations
Net investment loss....................................         (.24)           (.20)           (.14)            (.09)
Net realized and unrealized gain on investment
   transactions........................................         7.46             .39            1.99             7.64
                                                           -----------         -----           -----        -----------
   Total from investment operations....................         7.22             .19            1.85             7.55
                                                           -----------         -----           -----        -----------
Less distributions
Distributions from net realized gains on investment
   transactions........................................         (.33)           (.21)             --             (.33)
                                                           -----------         -----           -----        -----------
Net asset value, end of period.........................      $ 18.72         $ 11.83          $11.85          $ 19.28
                                                           -----------         -----           -----        -----------
                                                           -----------         -----           -----        -----------
TOTAL RETURN(c):.......................................        62.39%           1.71%          18.50%           63.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $23,578         $ 6,774          $6,477          $19,029
Average net assets (000)...............................      $12,380         $ 6,949          $5,526          $ 7,796
Ratios to average net assets:
   Expenses, including distribution fees...............         1.97%           2.00%           2.21%(b)          .97%
   Expenses, excluding distribution fees...............          .97%           1.00%           1.21%(b)          .97%
   Net investment loss.................................        (1.56)%         (1.63)%         (1.69)%(b)        (.56)%
Portfolio turnover rate................................          153%            177%            107%             153%

                                                                         December 31,
                                                                           1996(a)
                                                                           Through
                                                                         October 31,
                                                            1998             1997
                                                         -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 11.93          $10.00
                                                             -----           -----
Income from investment operations
Net investment loss....................................       (.04)           (.03)
Net realized and unrealized gain on investment
   transactions........................................        .38            1.96
                                                             -----           -----
   Total from investment operations....................        .34            1.93
                                                             -----           -----
Less distributions
Distributions from net realized gains on investment
   transactions........................................       (.21)             --
                                                             -----           -----
Net asset value, end of period.........................    $ 12.06          $11.93
                                                             -----           -----
                                                             -----           -----
TOTAL RETURN(c):.......................................       2.97%          19.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $ 2,439          $  561
Average net assets (000)...............................    $ 1,283          $  261
Ratios to average net assets:
   Expenses, including distribution fees...............       1.00%           1.21%(b)
   Expenses, excluding distribution fees...............       1.00%           1.21%(b)
   Net investment loss.................................       (.63)%          (.73)%(b)
Portfolio turnover rate................................        177%            107%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Report of Independent Accountants          PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Emerging Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Emerging Growth Fund, Inc. (the 'Fund') at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 31, 1996 (commencement of operations) through October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 20, 1999
--------------------------------------------------------------------------------
                                       14

Federal Income Tax Information
(Unaudited)                          PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended October 31, 1999, the Fund paid distributions of $0.33 per Class A, Class B, Class C and Class Z shares from net realized long-term capital gains, which are taxable as such. The Fund utilized redemptions as distributions in the amount of $.02 per Class A, Class B, Class C and Class Z shares of long-term capital gains. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 as to the federal tax status of the dividends and distributions received by you in calendar year 1999. The amounts that will be reported on such Form 1099 DIV or substitute will be the amounts to use on your 1999 federal income tax return and probably will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 1999.
--------------------------------------------------------------------------------
                                       15

Comparing a $10,000 Investment
-----------------------------------------------------------------
Prudential Emerging Growth Fund, Inc. vs. S&P Mid-Cap 400 Index

Class A             Average Annual Total Returns
(GRAPH)                                As of 10/31/99
                    With Sales Load
                    Since Inception        25.49%
                    One Year               55.47%

                    Without Sales Load
                    Since Inception        27.79%
                    One Year               63.65%


Class B             Average Annual Total Returns
(GRAPH)                                As of 10/31/99

                    With Sales Load
                    Since Inception        26.08%
                    One Year               57.39%

                    Without Sales Load
                    Since Inception        26.77%
                    One Year               62.39%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in Prudential Emerging Growth Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's Mid-Cap 400 Stock Index
(S&P Mid-Cap 400 Index) by portraying the initial account values of Class A, B, C, and Z shares at the commencement of operations (12/31/96), and at the end of the fiscal year (October 31), as measured on a quarterly basis. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and

Class C                   Average Annual Total Returns
(GRAPH)                                      As of 10/31/99

                          With Sales Load
                          Since Inception        26.32%
                          One Year               59.77%

                          Without Sales Load
                          Since Inception        26.77%
                          One Year               62.39%


Class Z                   Average Annual Total Returns
(GRAPH)                                      As of 10/31/99

                          Since Inception        28.07%
                          One Year               63.97%

distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P Mid-Cap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation, giving a broad look at how mid-cap stock prices have performed. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The S&P Mid-Cap 400 Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class    NASDAQ    Cusip
A        PEEAX     74431L107
B        PEEBX     74431L206
C         --       74431L305
Z         --       74431L404

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance
Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF173E